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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) APRIL 24, 2001


                                  CNBC BANCORP
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)

           OHIO                                000-28203                             31-1478140
           ----                                ---------                             ----------
(State or other jurisdiction            (Commission file number)         (I.R.S. Employer Identification No.)
of incorporation or organization)


100 East Wilson Bridge Road, Worthington, Ohio                  43085
----------------------------------------------                  -----
(Address of principal executive offices)                      (Zip code)

(614) 848-8700
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(Registrant's telephone number)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On April 24, 2001, CNBC Bancorp announced that its shareholders have approved an increase in authorized shares from 2 million to 3 million which provided the necessary shares for its Board to approve a 3 for 2 stock split to shareholders of record on May 3, 2001. In this connection, on April 24, 2001, the Registrant issued a Press Release entitled, "CNBC Bancorp Holds Annual Shareholders Meeting Today," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)      Not applicable.
        (b)      Not applicable.
        (c)      The following exhibits are included with this Report:

                 Exhibit 99.1 Press Release issued by CNBC Bancorp dated April 24, 2001, entitled "CNBC Bancorp Holds Annual Shareholders Meeting Today"


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 2, 2001                    CNBC Bancorp
        -----------                    ------------
                                       (Registrant)

                                       /s/ Thomas D. McAuliffe
                                       -----------------------
                                       Thomas D, McAuliffe
                                       Chairman, President

                                       /s/ John A Romelfanger
                                       ----------------------
                                       John A. Romelfanger
                                       Secretary, Treasurer, Vice President